EXHIBIT 24

                       POWER OF ATTORNEY


    Each of the undersigned directors and/or officers of Frontier Corporation, a New York business corporation (the "Company"), hereby constitutes and appoints Joseph P. Clayton, Louis L. Massaro and Josephine S. Trubek, and each of them with full power to act without the others, true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments which any of said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission ("Commission") thereunder in connection with the Registration Statement filed under said Act relating to the merger of GlobalCenter, Inc. and certain of its subsidiaries with and into a direct or indirect subsidiary of the Company, and any and all amendments or supplements to the foregoing, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the names of the undersigned to any Registration Statement on Form S-3 or other applicable form filed with the Commission under said Act in such connection, and any amendment or amendments thereto, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this instrument have signed and delivered these presence as of this 15th day of January, 1998.

/s/ Patricia C. Barron             /s/ Raul E. Cesan
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Patricia C. Barron                 Raul E. Cesan

/s/ Brenda E. Edgerton             /s/ Jairo A. Estrada
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Brenda E. Edgerton                 Jairo A. Estrada

                                   /s/ Daniel E. Gill
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Michael E. Faherty                 Daniel E. Gill

/s/ Alan C. Hasselwander           /s/ Robert J. Holland, Jr.
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Alan C. Hasselwander               Robert J. Holland, Jr.

/s/ Douglas H. McCorkindale        /s/ Leo J. Thomas
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Douglas H. McCorkindale            Leo J. Thomas